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                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                      FEBRUARY 11, 2000 (JANUARY 27, 2000)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



    DELAWARE                         0-21054                          76-0511324
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                           Number)



                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)



                                 (713) 369-1700
                         (Registrant's telephone number,
                              including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 27, 2000, Synagro Technologies, Inc., a Delaware corporation (the "Company"), (i) through its wholly-owned subsidiary, RESTEC Acquisition Corp. ("Merger Sub"), acquired New England Treatment Company, Inc. ("NETCO"), pursuant to an Agreement and Plan of Merger, as amended (the "Merger Agreement"), by and among the Company, Merger Sub, NETCO, Paul A. Toretta, Frances A. Guerrera, Frances A. Guerrera, as executrix of the Estate of Richard
J. Guerrera (the "Estate"), and Frances A. Guerrera and Robert Dionne, as Co-Trustees of the Richard J. Guerrera Revocable Trust under Agreement dated November 2, 1998 (the "Trust"), dated October 20, 1999, and (ii) acquired Residual Technologies, Limited Partnership, Fairhaven Residuals, Limited Partnership, NETCO-Waterbury Limited Partnership, NETCO-Residual Management, Limited Partnership, New Haven Residuals, Limited Partnership, Providence Soils, LLC, Fairhaven Residual Systems, Inc., NETCO-Connecticut, Inc., NETCO-Residuals Management Systems, Inc., NETCO-Waterbury Systems, Inc., New Haven Residual Systems, Inc., and Residual Technologies Systems, Inc. (collectively, with NETCO, the "RESTEC Entities"), pursuant to a Purchase and Sale Agreement, as amended (the "Purchase Agreement"), by and among the Company, Mr. Toretta, Eileen Toretta, as Trustee of the Paul A. Toretta 1998 Grat (the "Grat"), Mrs. Guerrera, the Estate and the Trust, also dated October 20, 1999.

         The RESTEC Entities are engaged in the business of sewage sludge disposal in the northeastern United States, including the hauling, treatment and disposal of sewage sludge; the providing of non-hazardous biosolids transportation, treatment and disposal services to municipal wastewater treatment plants and commercial customers; and the operation, maintenance, repair and management of sewage sludge treatment and incineration facilities. Pursuant to the Merger Agreement, Mr. Toretta, the Estate and certain key employees of NETCO, received an aggregate of 1,325,000 shares of the Company's common stock, par value $.002 per share ("Common Stock"), as consideration for NETCO. Pursuant to the Purchase Agreement, Mr. Toretta, the Grat and the Estate received an aggregate of $30,426,300 in cash, and the Company assumed $13,949,500 of RESTEC's indebtedness, as the purchase price for RESTEC (other than NETCO). Additionally, pursuant to the Purchase Agreement, Mr. Toretta, the Grat and the Estate can earn up to an additional $12,000,000 over the next eight years if certain performance targets are met. The Company intends to record the acquisition using the purchase method of accounting. The purchase price was determined based upon an evaluation of the business of the RESTEC Entities and the results of negotiations between the parties.

         In order to fund the acquisition of the RESTEC Entities, to repay and to refinance certain indebtedness, and to pay related transaction expenses, the Company (i) sold 17,358.824 shares of Series C Convertible Preferred Stock, par value $.002 per share ("Series C Preferred Stock"), and 2,641.176 shares of Series D Convertible Preferred Stock, par value $.002 per share ("Series D Preferred Stock"), to GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR Fund"), for an aggregate purchase price of $20,000,000 pursuant to a Purchase Agreement between the Company and GTCR Fund dated as of January 27, 2000, (ii) borrowed $20,000,000 of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Partners"), pursuant to a Subordinated Loan Agreement between the Company and GTCR Partners, dated January 27, 2000 (the "Loan



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Agreement"), and (iii) borrowed funds under the Amended and Restated Senior
Credit Agreement by and among the Company, Bank of America, N.A. and certain other lenders dated as of January 27, 2000. In connection with the Loan Agreement, the Company also issued to GTCR Partners a warrant (the "Warrant") to purchase 2,857.143 shares of Series D Preferred Stock, which Warrant was immediately exercisable at a price of $.01 per share. The shares of Series C Preferred Stock are convertible into shares of Series D Preferred Stock on a one for one basis, and the shares of Series D Preferred Stock are convertible into shares of Common Stock at a conversion price of $2.50 per share. As a result, assuming all of the shares of Series C Preferred Stock are converted into shares of Series D Preferred Stock and the Warrant is exercised, the shares of Series D Preferred Stock will be convertible into an aggregate of 9,142,857 shares of Common Stock.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached press release, the Merger Agreement and the Purchase Agreement filed as exhibits hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         A.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  As of the filing date of this Form 8-K, the Company has found it impracticable to file the required financial statements of the acquired businesses. The Company intends to file the required financial statements at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

         B.       PRO FORMA FINANCIAL INFORMATION.

                  As of the filing date of this Form 8-K, the Company has found it impracticable to file the required pro forma financial information for the acquisitions. The Company intends to file the required pro forma financial information at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

         C.       EXHIBITS

                  Exhibit 2.1: Agreement and Plan of Merger, dated October 20, 1999, by and among Synagro Technologies, Inc., RESTEC Acquisition Corp., New England Treatment Company, Inc., Paul A. Toretta, Frances A. Guerrera, Frances A. Guerrera, as executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne, as Co-Trustees of the Richard J. Guerrera Revocable Trust under Agreement dated November 2, 1998.

                  Exhibit 2.2: Purchase and Sale Agreement, dated October 20, 1999, by and among Synagro Technologies, Inc., Paul A. Toretta, Eileen Toretta, as Trustee of the Paul A. Toretta 1998 Grat, Frances A. Guerrera, Frances A. Guerrera, as executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne, as Co-Trustees of the Richard J. Guerrera Revocable Trust under Agreement dated November 2, 1998.



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                  Exhibit 2.3:      Letter Amendment dated January 7, 2000,
                                    amending both the Agreement and Plan of
                                    Merger and the Purchase and Sale Agreements, attached hereto as Exhibits 2.1 and 2.2, respectively.

                  Exhibit 2.4: Second Amendment to Agreement and Plan of Merger dated January 26, 2000, amending the Agreement and Plan of Merger attached hereto as Exhibit 2.1.

                  Exhibit 2.5: Second Amendment to Purchase and Sale Agreement dated January 26, 2000, amending the Purchase and Sale Agreement attached hereto as Exhibit 2.2.

                  Exhibit 99: Press Release dated January 27, 2000, relating to the acquisition of New England Treatment Company, Inc., Residual Technologies, Limited Partnership, Fairhaven Residuals, Limited Partnership,
                                    NETCO-Waterbury Limited Partnership,
                                    NETCO-Residual Management, Limited
                                    Partnership, New Haven Residuals, Limited
                                    Partnership, Providence Soils, LLC,
                                    Fairhaven Residual Systems, Inc.,
                                    NETCO-Connecticut, Inc., NETCO-Residuals
                                    Management Systems, Inc., NETCO-Waterbury
                                    Systems, Inc., New Haven Residual Systems,
                                    Inc., and Residual Technologies Systems,
                                    Inc.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNAGRO TECHNOLOGIES, INC.



Dated: February 11, 2000            By: /s/ J. Paul Withrow
                                       -----------------------------------------
                                       J. Paul Withrow, Executive Vice President
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER                    DESCRIPTION
-------                    -----------
     2.1:                  Agreement and Plan of Merger, dated October 20, 1999,
                           by and among Synagro Technologies, Inc., RESTEC
                           Acquisition Corp., New England Treatment Company,
                           Inc., Paul A. Toretta, Frances A. Guerrera, Frances
                           A. Guerrera, as executrix of the Estate of Richard J.
                           Guerrera, and Frances A. Guerrera and Robert Dionne,
                           as Co-Trustees of the Richard J. Guerrera Revocable
                           Trust under Agreement dated November 2, 1998.

     2.2: Purchase and Sale Agreement, dated October 20, 1999, by and among Synagro Technologies, Inc., Paul A.
                           Toretta, Eileen Toretta, as Trustee of the Paul A.
                           Toretta 1998 Grat, Frances A. Guerrera, Frances A.
                           Guerrera, as executrix of the Estate of Richard J.
                           Guerrera, and Frances A. Guerrera and Robert Dionne, as Co-Trustees of the Richard J. Guerrera Revocable
                           Trust under Agreement dated November 2, 1998.

     2.3: Letter Amendment dated January 7, 2000, amending both the Agreement and Plan of Merger and the Purchase and Sale Agreements, attached hereto as Exhibits 2.1 and 2.2, respectively.

     2.4: Second Amendment to Agreement and Plan of Merger dated January 26, 2000, amending the Agreement and Plan of Merger attached hereto as Exhibit 2.1.

     2.5:                  Second Amendment to Purchase and Sale Agreement dated
                           January 26, 2000, amending the Purchase and Sale
                           Agreement attached hereto as Exhibit 2.2.

     99: Press Release dated January 27, 2000, relating to the acquisition of New England Treatment Company, Inc.,
                           Residual Technologies, Limited Partnership, Fairhaven
                           Residuals, Limited Partnership, NETCO-Waterbury
                           Limited Partnership, NETCO-Residual Management,
                           Limited Partnership, New Haven Residuals, Limited
                           Partnership, Providence Soils, LLC, Fairhaven
                           Residual Systems, Inc., NETCO-Connecticut, Inc.,
                           NETCO-Residuals Management Systems, Inc.,
                           NETCO-Waterbury Systems, Inc., New Haven Residual
                           Systems, Inc., and Residual Technologies Systems,
                           Inc.